EXHIBIT 10.6(a)

                                                 WestGas Document No. 50772

                        SERVICE AGREEMENT



     THIS AGREEMENT made and entered into as of this 2nd day of October, 1992, by and between WESTERN GAS SUPPLY COMPANY (Seller) and GREELEY GAS COMPANY (Buyer);

     WITNESSETH: That the parties hereto in consideration of the covenants and payments herein set forth, do mutually covenant and agree as follows:

1.   SALE AND PURCHASE

     Seller agrees to sell and deliver and Buyer agrees to receive, purchase and pay for natural gas under the rate schedules, at the points of delivery and under the terms and conditions as herein set forth.

2.   VOLUMETRIC OBLIGATIONS

                                                      Volumes in MCF
                                                    @ Billing Pressure
                                                  p.s.i.a. and 60 deg. F.
                                                    ------------------
        Demand Volumes
        --------------
             Contract Demand                               38,007
             Peaking Service Demand                         7,943


        Annual Volumes
        --------------
             Peaking Service Capacity Volumes              72,000
             Total Annual Volumes                       5,240,000



3.      POINTS OF DELIVERY, MAXIMUM VOLUME OBLIGATIONS AND PRESSURES

             Maximum          Maximum           Assumed
             Delivery         Delivery          Atmospheric         Billing
             Pressure         Obligation        Pressure            Pressure
Location     P.S.I.G.         MCF/day           (psia)              (psia)


  See Attached Exhibit "B" - Greeley Eastern







4.   APPLICABLE RATE SCHEDULE

     The natural gas delivered hereunder shall be paid for by Buyer under Seller's Rate Schedule CG and CPS, or any superseding rate schedule or schedules, on file and in effect from time to time with The Public Utilities Commission of the State of Colorado (Commission). This agreement in all respects shall be subject to the provisions of such rate schedule or schedules and to the applicable provisions of Seller's General Terms and Conditions of service on file and in effect from time to time with said Commission, all of which are available for inspection by Buyer and are made a part hereof by reference.

5.   TERM

     This agreement shall become effective August 1, 1992, and continue and remain in force and effect for a primary term ending
September 30, 1995.

     This agreement shall continue after the expiration of said primary term for additional periods of five (5) years each, unless written notice is given not later than two (2) years prior to the expiration of said primary term by either party to the other of its desire to cancel this agreement at the end of said primary term, or at the end of any such five (5) year period by notice given not later than two (2) years prior to the expiration of such five (5) year period.

6.   CANCELLATION OF PRIOR CONTRACTS

     When this agreement becomes effective, it supersedes and cancels the following contracts or service agreements between the parties hereto:

     Service Agreement dated November 16, 1986, WestGas Document
No. 50772.

7.   BILLING PERIOD

     The billing period for gas purchased under this agreement shall be from the 1st day of one month to the 1st day of the next succeeding month; provided, however, that Seller reserves to itself the right to change such billing period upon the giving of not less than thirty (30) days notice to Buyer.

8.   CHANGES

     Nothing in this agreement, either expressed or implied, shall prohibit such future changes in the rate, terms or conditions under which service is rendered as may become applicable to the sale of gas hereunder in accordance with law.





9.   CONDITIONS OF SERVICE

     (a) Minimum Charges: The Demand Charge of the CG rate plus the Peaking Service Demand Charge and Peaking Capacity Charge of the CPS rate.

     (b) Billing: On or before the tenth (10th) day of each month, Seller shall render to Buyer a statement of the quantities of natural gas delivered to Buyer during the preceding billing period and the amount due from Buyer to Seller. When information necessary for billing purposes is in control of Buyer, Buyer shall furnish such information to Seller on or before the twenty-eighth (29th) day of each month.

     (c) Payment: On or before the twentieth (20th) day of each month, Buyer shall pay Seller, at the location designated on the billing statement, the amount due from Buyer for the Preceding billing period as billed by Seller.

     (d) Seller odorizes its natural gas only to meet require-ments of the Department of Transportation, as stated in the Transportation of Natural and Other Gas by Pipeline, Minimum Safety Standards, Part 192.625. Seller assumes no responsibility for odorization of the natural gas after its delivery to Buyer and it is agreed that Buyer shall not rely on Seller's odorization of the natural gas to meet any requirement or duty imposed on Buyer with respect to the odorization of natural gas. Buyer agrees to indemnify Seller from claims arising out of injury, death or damage from gas after its delivery to Buyer based upon lack of or inadequate odorization of the gas.

10.  ASSIGNMENT

     This agreement may be assigned by either of the parties hereto to:

     (a) Any person, firm or corporation acquiring all, or substantially all, of the business of said party; or

     (b) A trustee or trustees, individual or corporate, as security for bonds or other obligations or securities;

     but it may not be otherwise assigned without the consent of the other party hereto. Any assignment by Buyer shall not be effective, and Buyer shall remain liable to pay for all gas delivered hereunder, until Seller receives a written statement, executed by the assignee, agreeing to assume all of Buyer's obligations hereunder.

     Except as above restricted, this agreement shall be binding upon and inure to the benefit of the successors and assignees of each of the parties hereto.





     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly signed by their respective officers the day and year first above written.

TRANSPORTER:                                WESTERN GAS SUPPLY
COMPANY
Witness/Attest:

                                     By  /s/ Linn T. Leeburg
                                        ----------------------------
                                             Linn T. Leeburg
                                         Executive Vice President
/s/
- ----------------------------
Assistant Secretary                  Taxpayer  I.D. Number 84-6015506


SHIPPER:                             GREELEY GAS COMPANY
Witness/Attest:

                                     By  /s/ Richard W. Remley
                                        ----------------------------
                                        Richard W. Remley
                                        ----------------------------
                                        Name

                                        Senior Vice President
                                        ----------------------------
                                        Title

/s/                                     September 28, 1992
- ----------------------------            ----------------------------
                                        Dated

WestGas Document No. 50772           Taxpayer  I.D.  Number   84-1152755






                       Exhibit "B" Effective August 1, 1992
                       Supersedes
                       Exhibit "B" Effective May 26, 1986

             POINTS OF DELIVERY, MAXIMUM DAILY VOLUME
                    OBLIGATIONS AND PRESSURES


                       Maximum    Maximum      Assumed
                       Delivery   Delivery     Atmospheric  Billing
                       Pressure   Obligation   Pressure     Pressure
Location               P.S.I.G.   MCF/day      (psia)       (psia)

Ault T. B. Station        45        850         12.29        14.65
Corsey                    35         95         12.27        14.65
E. Keenesburg            100        105         12.27        14.65
Eaton                    100      2,200         12.37        14.65
Gilcrest                  60        550         12.37        14.65
Hill-N-Park               60        270         12.37        14.65
Hudson                    40        400         12.27        14.65
Keenesburg                40        340         12.27        14.65
Kersey                   125      1,050         12.43        14.65
La Salle                  45      1,200         12.40        14.65
Lucerne                   45        700         12.37        14.65
Monfort Fed Lots #2       70        650         12.39        14.65
North Greeley            175     16,000         12.39        14.65
Nunn                      40        150         12.20        14.65
Pierce                    70        400         12.24        14.65
Platteville               50        750         12.32        14.65
Prospect Valley           60        100         12.33        14.65
Roggen                    60         50         12.37        14.65
South Gate                60         50         12.39        14.65
South Greeley             70      5,300         12.39        14.65
South Roggen              35         50         12.37        14.65
West Greeley             175     22,000         12.39        14.65
West Hudson               80       4001          2.27        14.65






West La Salle             35         90        12.40    14.65


Plus Miscellaneous Mainline Taps